UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 20, 2009

COMMERCE PLANET, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

UTAH	333-34308	87-052057
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
400 Continental Blvd. Suite 600 El Segundo, California 90245
(Address of Principal Executive Offices)

(310) 640-0330
(Registrant’s Telephone Number, Including Area Code)

30 South La Patera Lane, Suite 8
Goleta, California 93117
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On February 20, 2009, Commerce Planet, Inc. (the “Company”) and its sole remaining wholly owned subsidiary, Iventa, LLC (“Iventa”), entered into a Settlement Agreement and Mutual Release effective as of February 13, 2009 (the “Settlement Agreement”) with Jamison Stafford, Loren Wimpfheimer, David Foucar, Charles Gugliuzza, Dominic Bohnett, Christopher Cruttenden, James T. Crane, and Tony Roth (collectively, the “Parties”) pursuant to which the following two legal proceedings were settled:

  action filed by Jamison Stafford in the Los Angeles Superior Court against the Company and the other Parties entitled “Stafford v. Commerce Planet, Inc., et al.”, Case No. BC 392 533, relating to the Company’s purchase of Iventa (the “Stafford Action”); and

  action filed by the Company in the Santa Barbara Superior Court against Charles Gugliuzza, entitled “Commerce Planet, Inc. v. Gugliuzza, et al.”, Case No. 1304809, relating to a stock repurchase agreement between Mr. Gugliuzza and the Company (the “Company Action”).

          Under the Settlement Agreement, the Company, Iventa and the other Parties agreed to forever settle, resolve, release and dispose of all claims, demands and causes of actions asserted, existed or claimed to exist between the parties in any way. The Company agreed to pay $2,579,006 to Mr. Stafford. In addition, the Company assigned to Mr. Stafford all of its rights, title and/or interest in and to any claims and/or causes of action against the Company’s director’s and officer’s liability insurance provider.  Mr. Stafford agreed to defer all collection until such time that he has exhausted all efforts to collect such amount from the Company’s director’s and officer’s liability insurance provider. Moreover, the Company assigned to Mr. Stafford a 50% interest in all of its rights, title and/or interest to the 12-month installment payments in the aggregate amount of $200,000 to be made by Superfly Advertising, Inc. (F/K/A Morlex, Inc.), a Delaware corporation, and/or its wholly-owned subsidiary Superfly Advertising, Inc., an Indiana corporation, to the Company under that certain Amended and Restated Asset Purchase Agreement dated as of December 16, 2008.

The Company and Iventa also agreed to grant an irrevocable, exclusive license to an entity formed by Mr. Stafford (“NewCo”) covering all of Iventa’s intellectual property, including, without limitation, all source code, files, processes, copyrights, trademarks, and domain names owned by Iventa, as well as the existing customer accounts of Iventa (the “License”). Upon the successful transition of the Iventa customer accounts and all required supporting documentation to NewCo, Iventa will cease operations after 90 days.

The foregoing is a summary of certain material terms and conditions of the Settlement Agreement and not a complete discussion of such agreement.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Settlement Agreement attached to this Current Report on Form 8-K in Exhibit 10.1 and incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 8.01     Other Events.

Special Committee Examination Update

As previously reported by Commerce Planet, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 16, 2008, on March 13, 2008 the board of directors of the Company unanimously approved the formation of a special committee (the “Committee”) of the board of directors to investigate certain stock based compensation and other transactions consummated by prior management and the prior board of directors of the Company (the “Transactions”).  The Committee engaged Stuart Levy of SSL Associates, LLC, an independent forensic accounting specialist and financial consulting firm (“SSL”), to undertake an investigation of Transactions during the period from January 2004 through December 2007 which included reviewing the Company’s filings with the SEC, press releases and other Company documents, and engaging in discussions with the Company’s current financial consultants, the Company’s independent registered public accounting firm, and conducting interviews with Company employees.

On December 10, 2008, SSL provided a preliminary report (the “Report”) to the Committee setting forth its findings to date, which was being reviewed by the Committee.  SSL remained available for further review if necessary.

On February 12, 2009, SSL provided a final report (the “Final Report”) to the Company setting forth its findings, which was accepted by the Company.

Suspension of Operations

As previously reported by the Company in its Current Report on Form 8-K filed with the SEC on February 4, 2009, on February 2, 2009 the board of directors of the Company elected to suspend all operations of the Company’s business, other than the operations of Iventa, LLC, the Company’s sole remaining wholly owned subsidiary and operating business.   In connection with the Company’s suspension of operations, the Company suspended the employment of all of its employees, including the employees of Iventa, LLC. However, Iventa, LLC continued to operate with some key personnel on a consulting basis.

In accordance with the grant of the License by the Company and Iventa to NewCo (as further described in this Current Report under Item 1.01), Iventa will cease operations after 90 days.  Subsequent to Iventa ceasing its operations, all of the Company’s operations will have ceased.  However, as instructed by the board of directors, the Company intends to resolve certain remaining legal and operating matters of the Company, including, but not limited to, settlement of the pending United States Federal Trade Commission investigation.

Item 9.01     Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

          Not applicable.

(b) Pro forma financial information.

          Not applicable.

(c) Shell company transactions.

          Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Settlement Agreement and Mutual Release dated as of February 13, 2009 by and among Jamison Stafford, Loren Wimpfheimer, Commerce Planet, Inc., David Foucar, Charles Gugliuzza, Dominic Bohnett, Christopher Cruttenden, James T. Crane, Iventa, LLC, and Tony Roth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 26, 2009	COMMERCE PLANET, INC.

		By:	/s/ Tony Roth
		Name:	Tony Roth
		Title:	Director